UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2020

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2020, the Board of Directors (the “Board”) of Amedisys, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board and by unanimous vote of the Board, increased the size of the Board by one director to a total of nine directors effective December 15, 2020 (the “Effective Date”), and appointed Ivanetta Davis Samuels to fill the resulting vacancy, also effective on the Effective Date. There are no arrangements between Ms. Samuels and any other person pursuant to which she was selected to become a director. It is intended that Ms. Samuels will be a nominee for election to the Board at the Company’s 2021 Annual Meeting of Stockholders.

Contemporaneously with her appointment to the Board, Ms. Samuels was appointed to the Compliance and Ethics, Nominating and Corporate Governance and Quality of Care Committees of the Board.

As a non-employee director, Ms. Samuels will receive the Company’s standard non-employee director compensation, as described in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders, as filed with the United States Securities and Exchange Commission on April 24, 2020, including, subject to the approval of the Compensation Committee, a grant of restricted stock units effective on the date of approval of the Compensation Committee, of 413 restricted stock units, 100% of which will vest on June 9, 2021, predicated upon her continued service as a non-employee director through the vesting date. In connection with her service on the Board, the Company and Ms. Samuels have entered into an Indemnification Agreement, a form of which was previously filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Ms. Samuels is not party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

SECTION 7 - REGULATION FD

Item 7.01.	Regulation FD Disclosure.

On December 15, 2020, the Company issued a press release announcing the appointment of Ms. Samuels to the Board, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 15, 2020

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow
President, Chief Executive Officer and Chairman of the Board

DATE: December 15, 2020